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                                                                    Exhibit 99.6

                            Harken Energy Corporation

                          Nominee Holder Certification

     The undersigned, a bank, broker, trustee, depositary or other nominee of rights (the "Rights") to purchase shares of common stock ("Common Stock") of Harken Energy Corporation (the "Company") pursuant to the Rights Offering
described and provided for in the Company's prospectus dated            , 2003,
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(the "Prospectus"), hereby certifies to the Company and to American Stock
Transfer & Trust Company, as Subscription Agent for such rights offering, that
(1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below pursuant to the subscription right (as described in the Prospectus) on behalf of beneficial owners of Rights (without identifying any such beneficial owner), and
(2) each such beneficial owner's subscription right has been exercised in full:

   Number of Shares Owned (or Issuable
upon Conversion of Preferred Stock Owned)        Rights Exercised Pursuant
           on the Record Date                       to Rights Offering
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1.
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2.
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3.
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4.
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5.
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6.
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7.
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8.
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Provide the following information if applicable:


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Depository Trust Company ("DTC")

[PARTICIPANT]


By:
    --------------------------------------------
    Name:
    Title:


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DTC Subscription Confirmation Number(s)

                                        1